SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2007

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way
Woburn, MA	01801
(Address of principal executive offices)	(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On October 4, 2007, ArQule, Inc. ("the Registrant") appointed Peter S. Lawrence (Age: 44) as its Chief Operating Officer. Since April 2006, Mr. Lawrence has served as the Registrant’s Executive Vice President, Chief Business and Legal Officer, General Counsel and Secretary ("CBO"). Since September 1, 2007, he has also directed the Registrant’s financial and accounting functions and has been responsible for its financial reporting obligations. As Chief Operating Officer, Mr. Lawrence will continue to report to Dr. Stephen A. Hill, President and Chief Executive Officer of the Registrant, and will be principally responsible for the operational aspects of the Registrant’s business.

Since January 2001, Mr. Lawrence has been a partner in Pod Holding Ltd., a private equity firm he co-founded. Mr. Lawrence serves as a Director on the Board of CoreStreet, Ltd and is also a Board Observer of Paratek Pharmaceuticals, Inc.

In connection with his appointment as Chief Operating Officer, the Registrant and Mr. Lawrence amended his employment contract to reflect his new duties and responsibilities and to create certain rights and obligations on the part of the Registrant and Mr. Lawrence if Mr. Lawrence ceases to serve as Chief Operating Officer and is reassigned to his previous position. As part of that amendment, any such reassignment would not be deemed a "termination without Cause," unless the Registrant diminishes or reduces the responsibilities of Mr. Lawrence below his former position as CBO.  In addition, the Registrant granted Mr. Lawrence stock options entitling him to purchase 100,000 shares of the Registrant’s common stock pursuant to the Registrant’s Amended and Restated 1994 Equity Incentive Plan. The options become exercisable at the rate of 25% annually commencing on the anniversary of the date of grant October 4, 2007.  There were no other changes to Mr. Lawrence's employment agreement or his compensation arrangements with the Registrant.

The foregoing summary of the material terms of the amendment to Mr. Lawrence’s employment agreement is qualified by reference to the full text of the amendment which is included as Exhibit 10.1 hereto and to the terms of his employment agreement which was previously filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated April 18, 2006 and is incorporated herein by reference.

(e)  On October 4, 2007, the Registrant and Stephen A. Hill, its President and Chief Executive Officer, amended Dr. Hill’s employment agreement to provide, in circumstances where Dr. Hill’s employment is terminated for any reason other than Cause (as defined in his employment agreement) for continued vesting of existing stock options granted to Dr. Hill pursuant to the Registrant’s Amended and Restated 1994 Equity Incentive Plan (the “Options”) and to extend the period for exercise of the Options.

If Dr. Hill is terminated for any reason other than Cause (including by his own volition) (i) each of the Options shall continue to vest according to the respective schedules as set forth in the documentation for each separate grant without regard to Dr. Hill’s employment status; and (ii)

each Option shall remain exercisable until the earlier of (A) the tenth anniversary of the date of its grant, or (B) June 30, 2011.

In addition, the Registrant may terminate Dr. Hill’s employment without Cause only upon a minimum of 52 weeks prior written notice. Except as described below, Dr. Hill would not be entitled to the “Severance Package”, (as defined in his employment agreement); however, he would continue to receive his base salary during the notice period and shall be eligible, at the discretion of the Registrant’s board of directors, to receive an annual cash bonus. He would also receive the employee benefits described in his employment agreement during that notice period.

During the notice period, Dr. Hill would not be required to report to work on a regular basis, but would be required to be available for activities on behalf of the Registrant. The payments and benefits to be provided to Dr. Hill during the notice period would cease in the event he obtains other employment or consulting work.

If a Change of Control (as defined in the employment agreement) were to occur during the aforementioned notice period and Dr. Hill has not secured new employment or consulting work prior to the date of the Change in Control, then the provisions of his original employment agreement would apply and he would receive his Severance Package.  If the date of a Change of Control occurs during the notice period and he has accepted new employment or consulting work prior to that date, then Dr. Hill would receive only the payments and benefits provided for in the amendment to his employment agreement as described above.

The amendment also limits the business activities competitive with those of the Registrant that Dr. Hill may engage in during the calendar year following his termination.

The foregoing summary of the material terms of the amendment to Dr. Hill’s employment agreement is qualified by reference to the full text of the amendment which is included as Exhibit 10.3 hereto and to the terms of his employment agreement filed as Exhibit 10.45 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1      Amendment to Employment Agreement, dated as of October 4, 2007, by and between ArQule, Inc. and Peter S. Lawrence.  Filed herewith.

10.2      Employment Agreement, by and between the Company and Peter S. Lawrence dated April 13, 2006. Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 18, 2006 (File No. 000-21429) and incorporated herein by reference.

10.3      Amendment to Employment Agreement, dated as of October 4, 2007, by and between ArQule, Inc. and Stephen A. Hill.  Filed herewith.

10.4      Employment Agreement by and between the Company and Stephen A Hill, dated January 1, 2004. Filed as Exhibit 10.45 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and incorporated herein by reference.

99.1   Text of Press Release announcing the election of Mr. Lawrence October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
Executive Vice President, Chief Business Officer, General Counsel and Secretary

October 9, 2007